ACTIVE COMPANIES


William Lyon Homes
(a Delaware corporation)
(100%)
California Equity Funding, Inc
(a California corporation)
(100%)
William Lyon Homes, Inc
(a California corporation)
Presley Homes
(a California corporation)
(100%)
Duxford Financial, Inc
(formerly Presley Mortgage Company)
(a California corporation)
(49.99%)
Duxford Escrow, Inc.
(a California corporation)
(Fidelity National Title Co.)
(100%)
Duxford Insurance Services, LLC
(a California limited liability company)
(50%)
Bayport Mortgage, L.P.
(a California limited partnership)
(Bayport Mortgage)
(100%)
PH - LP Ventures
(a California corporation)
(100%)
PH Ventures - San Jose
(a California corporation)
(100%)
HSP, Inc.
(a California corporation)
Horsethief Canyon Partners
(a California general partnership)
(100%)
Lyon Waterfront, LLC
(a Delaware limited liability company)
(50%)
PLC/Lyon Waterfront Residential, LLC
(a Delaware limited liability company)
(PLC Homes, LLC)
(100%)
Whitney Ranch Village 5, LLC
(a Delaware limited liability company)
(100%)
Lyon East Garrison Company I, LLC
(a California limited liability company)
(50%)
East Garrison Partners I, LLC
(a California limited liability company)
(Woodman Development Co.)
(100%)
Nobar Water Company
(a California corporation)
(100%)
Cerro Plata Associates, LLC
(a Delaware limited liability company)
(IHP)
(% owned by others) A
Henry Ranch, LLC
(a Delaware limited liability company)
(IHP)
(% owned by others) A
Spectrum 90 Investors, LLC
(a Delaware limited liability company)
(IHP)
(% owned by others) A
4S Ranch Planning Area 38, LLC
(a Delaware limited liability company)
(IHP)
(% owned by others) A
San Miguel Village, LLC
(a Delaware limited liability company)
(IHP)
(% owned by others) A
Lyon Treviso, LLC
(a Delaware limited liability company)
(IHP)
(50%)
Queen Creek Joint Venture, LLC
(an Arizona limited liability company)
(Queen Creek Investors, Inc.)
(100%)
Circle G at the Church Farm North Joint Venture, LLC
(an Arizona limited liability company)
(Circle G One, LLC)
(100%)
Laguna Big Horn, LLC
(a Delaware limited liability company)
(Resmark Equity Partners)
(% owned by others) A
Lyon Vista Del Mar 533, LLC
(a Delaware limited liability company)
(Resmark Equity Partners)
(100%)
Silvercreek Preserve
(a California non-profit public benefit company)
(50%)
William Lyon Mortgage, LLC
(a California limited liability company)
(Countrywide/BofA)
(100%)
Duxford Title Reinsurance Co.
(a Vermont corporation)
(100%)
Sycamore CC, Inc.
(a California corporation)
(100%)
Presley CMR, Inc.
(a California corporation)
(50%)
(50%)
WLH Enterprises
(formerly The Ranch Golf Club Co.)
(formerly Carmel Mountain Ranch)
(a California general partnership)
(100%)
Mountain Falls Golf Course, LLC
(a Nevada limited liability co.)
(Insight Holdings/Pahrump 885,LLC)
(100%)
Mountain Falls, LLC
(a Nevada limited liability co.)
(Insight Holdings/Pahrump 885,LLC)
(100%)
Lyon Mayfield, Inc.
(a Delaware corporation)
(100%)
Lyon Mayfield, LLC
(a Delaware limited liability company)
(100%)
William Lyon Southwest, Inc
(an Arizona corporation)
PH-Rielly Ventures
(a California corporation)

Footnote A - Due to waterfall provisions in each operating agreement, percentage ownership changes over time.